UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2020

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) virtually on August 19, 2020, pursuant to the 2020 Proxy Statement and Notice of Annual Meeting of Shareholders sent on or about July 1, 2020 to all shareholders of record at the close of business on June 22, 2020. At the Meeting, 99,758,520 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.The shareholders elected the following twelve Directors to each serve a one-year term expiring at the 2021 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Susan E. Chapman-Hughes	86,675,307	700,489	215,783	12,166,941
Paul J. Dolan	83,654,024	3,716,776	220,779	12,166,941
Jay L. Henderson	86,548,647	817,202	225,730	12,166,941
Kirk L. Perry	85,659,568	1,705,737	226,274	12,166,941
Sandra Pianalto	85,805,754	1,569,671	216,154	12,166,941
Nancy Lopez Russell	84,957,335	2,424,830	209,414	12,166,941
Alex Shumate	85,597,789	1,768,397	225,393	12,166,941
Mark T. Smucker	85,993,696	1,432,613	165,270	12,166,941
Richard K. Smucker	84,215,820	3,014,510	361,249	12,166,941
Timothy P. Smucker	85,048,430	2,372,952	170,197	12,166,941
Jodi L. Taylor	86,903,135	458,323	230,121	12,166,941
Dawn C. Willoughby	86,845,516	532,365	213,698	12,166,941

2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
94,033,060	5,483,581	241,879	—

3.The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s 2020 Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
81,438,460	5,695,745	457,374	12,166,941

4. Giving effect to the ten-votes-per-share provisions of the Company’s Amended Articles of Incorporation, the shareholders approved The J. M. Smucker Company 2020 Equity and Incentive Compensation Plan. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
177,583,721	10,193,644	899,494	12,166,941

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Exhibit Description
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal and Compliance Officer and Secretary

Date: August 24, 2020

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